UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 4, 2005

MIDWAY GAMES INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-12367 (Commission File Number)	22-2906244 (I.R.S. Employer Identification Number)

2704 West Roscoe Street, Chicago, Illinois 60618
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (773) 961-2222

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

On March 4, 2005 Microsoft Licensing, GP delivered to our subsidiary, Midway Home Entertainment Inc. an Amendment to the Xbox® Publisher Licensing Agreement, which agreement was originally dated as of October 30, 2000, as amended. The amendment is effective as of March 1, 2005.

The amended agreement permits us to publish videogames for play on Microsoft’s Xbox® video game system and provides for the terms under which Microsoft will approve the manufacture of videogames for us. The amendment amends the confidential royalty rates, discount schedules and special programs applicable to various territories and also provides for confidential minimum order quantities, sample requirements and demo rules. The amendment also extends the term of the agreement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

 MIDWAY GAMES INC.

March 9, 2005                           By: /s/ David F. Zucker
David F. Zucker
President and Chief Executive Officer